UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2023

JUPITER WELLNESS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUPW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants, each exercisable for one share of Common Stock at $8.50 per share	JUPWW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 1, 2023, Jupiter Wellness, Inc. (the “Company”) appointed Dr. Hector Alila as an additional director .

Dr. Hector Alila, Director served as one of our directors from February 2019 to December 2022. Dr. Alila brings 30 years of demonstrated scientific experience in product development and successful management leadership in biopharmaceutical industry. He is the Founding President and Chief Executive Officer of Esperance Pharmaceutical Inc., a clinical stage biopharmaceutical company that has successfully developed novel targeted cancer therapeutics currently in clinical development. Dr. Alila founded Esperance Pharmaceutical, Inc. in 2006. Prior to Esperance, Dr. Alila served as Senior Vice President of Drug Development at Protalex, Inc., where he led the development of a drug currently in clinical trials for treatment of autoimmune diseases. He was previously Vice President of Product Development at Cell Pathways, Inc., where he was responsible for the development cancer drugs, and a director of Biology/pharmacology at GeneMedicine, Inc., where he led product development of gene medicines. He also held several research, product development and management positions at SmithKline Beecham Pharmaceuticals. He obtained his Ph.D. in physiology and immunology from Cornell University.

Item 7.01. Regulation FD Disclosure

On February 1, 2023, Jupiter Wellness, Inc. (the “Company”) issued a press release. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
99.1	Press Release dated February 1, 2023
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2023

JUPITER WELLNESS, INC.

By:	/s/ Brian John
Brian John
Chief Executive Officer